FRONTEGRA FUNDS, INC.

Frontegra Horizon Fund
Supplement Dated August 27, 2003 to Prospectus Dated October 28, 2002

Important Notice Regarding Change in Investment Policy

Effective October 28, 2003, the name of the Frontegra Horizon Fund will change to the Frontegra IronBridge Small Cap Fund. Accordingly, effective as of the same date, the Fund's current investment policy to invest at least 80% of its assets in equity securities under normal market conditions will be modified so that the Fund, under normal market conditions, will invest at least 80% of its assets in equity securities of small-capitalization companies.

Please retain this Supplement with the Prospectus.